UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

Syms Corp

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SYMS	AN EDUCATED CONSUMER IS OUR BEST CUSTOMER®

July 2, 2009

Dear Shareholder:

You are cordially invited to attend this year’s Annual Meeting of Shareholders of Syms Corp which will be held at our offices at One Syms Way, Secaucus, New Jersey 07094 on Tuesday, August 4, 2009 at 10:30 a.m. We are particularly pleased to have you attend this year’s meeting as 2009 is the Company’s 50th anniversary.

Information about the meeting and the various matters on which shareholders will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement which follow. Also included are a proxy card and a postage paid return envelope.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we hope that you will complete and return your proxy card in the enclosed envelope as promptly as possible. We look forward to seeing you then.

Very truly yours,

Marcy Syms President and Chief Executive Officer

SYMS Corp · One Syms Way, Secaucus, NJ 07094 · (201) 902 – 9600
WWW.SYMS.COM

SYMS	AN EDUCATED CONSUMER IS OUR BEST CUSTOMER®

SYMS CORP
One Syms Way
Secaucus, New Jersey 07094

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held August 4, 2009

Notice is hereby given that the Annual Meeting of the Shareholders of Syms Corp, a New Jersey corporation (the “Company”), will be held at 10:30 a.m., Eastern daylight time, on Tuesday, August 4, 2009 at the Company’s executive offices, One Syms Way, Secaucus, New Jersey, for the following purposes:

(1) To elect five directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

(2) To ratify the appointment of the firm of BDO Seidman, LLP as the independent registered public accounting firm for the Company for fiscal 2009; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” the nominees for director listed in the proxy statement and the accompanying proxy card and “FOR” the proposal to ratify the appointment of the firm of BDO Seidman, LLP as the independent registered public accounting firm for the Company for fiscal 2009. The holders of record of the Company’s common stock, $.05 par value, at the close of business on July 2, 2009, will be entitled to vote at the meeting and any adjournment(s) thereof.

You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. If you attend the meeting you can vote either in person or by your proxy. If you wish to attend the meeting in person and you are a registered owner of shares of stock on the record date, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares as of the record date that are held for your benefit by a bank, broker or other nominee, in addition to the picture identification, you will need proof of ownership of our common stock on the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker or other nominee holder that shows you were an owner on the record date are examples of proof of ownership.

By Order of the Board of Directors

/s/Philip A. Piscopo

Philip A. Piscopo
Secretary

July 2, 2009

SYMS CORP

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held On August 4, 2009

INTRODUCTION

     This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation by the Board of Directors of Syms Corp, a New Jersey corporation (the "Company"), of proxies for use at the 2009 Annual Meeting of the Shareholders (the “Annual Meeting”), to be held on August 4, 2009 at 10:30 a.m. at the Company’s executive offices located at One Syms Way, Secaucus, New Jersey 07094 or at any adjournment(s) or postponement(s) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The cost of preparing and mailing the proxy and this Proxy Statement and all other costs in connection with this solicitation of proxies will be borne by the Company. It is anticipated that the accompanying proxy and this Proxy Statement will be sent to shareholders of the Company on or about July 2, 2009.

     Proxies in the accompanying form which are properly executed and duly returned to the Company and not revoked will be voted as specified. Any such proxy which is properly executed but in which no direction is specified will be voted FOR the election of the Board of Directors’ nominees for director and FOR the ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm for the fiscal year ending February 27, 2010 and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournment(s) or postponement(s) thereof. Each proxy granted is revocable and may be revoked at any time prior to its exercise, by notifying the Secretary of the Company prior to the commencement of the meeting, by executing and submitting, prior to the completion of balloting, a subsequent proxy or by electing to vote in person at the Annual Meeting. Mere attendance at the Annual Meeting will not serve to revoke a proxy. The Company intends to reimburse brokerage companies and others for forwarding proxy materials to beneficial owners of shares.

     Only shareholders of record of the Company’s voting securities as of the close of business on July 2, 2009 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 14,589,562 shares of common stock, par value $0.05 per share (“Common Stock”), were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each of the Proposals and on all other matters properly brought before the Annual Meeting. Concurrently with the mailing of this Proxy Statement, the Company is mailing its Annual Report for its fiscal year ended February 28, 2009 (“fiscal 2008”), to shareholders of record on July 2, 2009.

     Shareholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a representative of the Company’s independent transfer agent appointed to serve as Inspector of Election at the meeting and who has executed and verified an oath of office. The holders of a majority of the shares of Common Stock issued and outstanding represented in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes cast at the Annual Meeting is sufficient to elect a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm.

     Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. With respect to Proposals 1 and 2, abstentions and “broker non-votes” will not be included in total votes and will have no effect on the outcomes of these proposals.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 4, 2009:
This proxy statement and our fiscal 2009 Annual Report on Form 10-K are available at: www.syms.com.

ELECTION OF DIRECTORS

Proposal 1

     At the Annual Meeting, all five directors of the Company are to be elected for the term of one year or until their respective successors have been elected and qualified. It is intended that votes will be cast pursuant to proxies received from holders of Common Stock of the Company for the nominees listed below, unless the proxy contains contrary instructions. The affirmative vote of a plurality of the votes cast at the meeting is necessary for the election of directors. Thus, provided a quorum is present and voting, the five directors receiving the most votes will be elected as directors.

     If any of the nominees listed below is unavailable for election at the date of the Annual Meeting, the shares represented by the proxy will be voted for the remaining nominees and for such substitute nominee or nominees as the Board of Directors, in their judgment, designate. The Company at this time has no reason to believe that any of these directors and nominees will decline or be unable to serve if elected.

     Background information with respect to the Board of Directors’ nominees for election as directors, appears below. All of the nominees for directors are incumbent directors, who were elected by shareholders at a meeting for which proxies were solicited. There is no family relationship between any nominee and any other nominee or executive officer of the Company except that Marcy Syms is the daughter of Sy Syms. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the equity securities of the Company owned by each nominee for director.

Name of Director or Nominee for Election	Age	Director Since	Position
Sy Syms (1) (4) (5)	83	1959	Chairman of the Board
			and Director of the Company

Marcy Syms (1) (4) (5)	58	1983	Chief Executive Officer/President
			and Director of the Company

Henry M. Chidgey (2) (3)	59	2006	Director of the Company

Bernard H. Tenenbaum (2) (3)	54	2006	Director of the Company

Thomas E. Zanecchia (2) (3)	54	2007	Director of the Company

(1)	Member of the Executive Committee of the Company.
(2)	Member of the Stock Option Committee of the Company.
(3)	Member of the Audit Committee of the Company.
(4)	Member of the Nominating & Corporate Governance Committee of the Company.
(5)	Member of the Compensation Committee of the Company.

Nominees for Election as Director

Set forth below is information concerning the board of directors’ nominees for director:

SY SYMS has been Chairman of the Board and a Director of the Company since its inception in 1959. Since January, 1998, Mr. Syms has been Chairman of the Board. Mr. Syms was the Chief Executive Officer of the Company from 1959 until January, 1998 when he resigned from his position as Chief Executive Officer and was also Chief Operating Officer of the Company from 1983 to 1984. Mr. Syms is Marcy Syms’ father.

MARCY SYMS has been President and a Director of the Company since 1983 and was Chief Operating Officer of the Company from 1984 until January 1998. From January, 1998 until the present, Marcy Syms has served as Chief Executive Officer and President of the Company. Marcy Syms is Sy Syms’ daughter. Marcy Syms is also a director of Rite-Aid Corp.

HENRY M. CHIDGEY has been President of Osage International Consulting Group since 2000. Mr. Chidgey was President and Chief Operating Officer of Hearts on Fire, a privately-held branded diamond and diamond jewelry business, from 2003 to 2004 and he continues to serve as an advisor to that company. Mr. Chidgey served as Director and Chief Operating Officer of FerroNorte, SA, a Brazilian railroad company from 1997 to 1999 and prior to that he was President of RailTex from 1995 to 1997.

BERNARD H. TENENBAUM is President of the Children’s Leisure Products Group, a holding company with investments in children’s leisure product businesses, a position he has held since 1997. He has also served as an advisor to Bel Air Partners, an investment banking firm from 2000 to the present. Previously, he was Vice President of Corporate Development for Russ Berrie, a gifts and juvenile products company and was the founding Director of the George Rothman Institute of Entrepreneurial Studies at Fairleigh Dickinson University as well as the first George Rothman Clinical Professor of Entrepreneurial Studies.

THOMAS E. ZANECCHIA is the founder and has been the President of Wealth Management Consultants, Inc. since 1993. He is also co-founder of Branzan Investment Advisors, Inc. Prior to founding these companies, Mr. Zanecchia was a stockholder and President of Financial Consulting Services for Asset Management Group.

The Board of Directors recommends that the shareholders vote FOR the election of each nominee for director named above. Executed proxies solicited hereby will be voted FOR each nominee named above unless a direction to withhold authority is specifically indicated.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal 2008 there were five meetings of the Board of Directors. During fiscal 2008, all directors attended all of the meetings of the Board of Directors and of the committees of which he or she was a member.

     Based on information supplied to it by the Directors, the Board of Directors has determined that three of the current directors, Bernard H. Tenenbaum, Henry M. Chidgey and Thomas E. Zanecchia are "independent" under the listing standards of the NASDAQ Stock Market (“NASDAQ”) and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”). The Board of Directors has made such determinations based on the fact that none of such persons have had, or currently have, any material relationship with the Company or its affiliates or any executive officer of the Company or his or her affiliates, that would impair their independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship.

     The Board of Directors has determined that the Company is a "controlled company" (as defined in the NASDAQ Marketplace Rules) based on the fact that more than 50% of the voting power of the Company's voting stock is held by a group comprised of Sy Syms, individually and as trustee of The Sy Syms Revocable Living Trust, dated March 17, 1989, as amended, and Marcy Syms, individually and as trustee of The Laura Merns Living Trust, dated February 14, 2003 and as President of a general partnership that controls The Cortlandt Enterprises LLP which entity holds Syms Corp common shares. As a result, the Company is exempt from the provisions of the NASDAQ governance standards requiring that (i) a majority of the board consist of independent directors, (ii) the nominating committee be composed entirely of independent directors and (iii) the compensation committee be composed entirely of independent directors.

     The committees of the Board of Directors include an Audit Committee, an Executive Committee, a Stock Option Committee, a Compensation Committee and a Nominating & Corporate Governance Committee. Each of the aforementioned committees have charters, copies of which are available on the Company’s website at “www.syms.com”.

     The Audit Committee has the principal function of reviewing the adequacy of the Company’s internal system of accounting controls, conferring with the independent registered public accountants concerning the scope of their examination of the books and records of the Company and their audit and non-audit fees, recommending to the Board of Directors the appointment of independent registered public accountants, reviewing and approving related party transactions and considering other appropriate matters regarding the financial affairs of the Company. The Board of Directors had adopted a written charter setting out the functions of the Audit Committee, a copy of which is available on the Company's website at www.syms.com and is available in print to any shareholder who submits a written request for it, to the Company's Secretary, Syms Corp, One Syms Way, Secaucus, New Jersey 07094. The current members of the Audit Committee are Bernard H. Tenenbaum (Chairman), Henry M. Chidgey and Thomas E. Zanecchia. None of these individuals is, or has ever been, an officer or employee of the Company and are all considered “independent” for the purposes of the NASDAQ governance standards.

     In addition to meeting the independence standards of NASDAQ, each member of the Audit Committee is financially literate and meets the independence standards established by the SEC. The Board of Directors has also determined that Bernard H. Tenenbaum has the requisite attributes of an "audit committee financial expert" as defined by regulations of the SEC and that such attributes were acquired through relevant education and experience. The Audit Committee met four times during fiscal 2008.

     The Executive Committee exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law. The members of the Executive Committee are Sy Syms and Marcy Syms. The Executive Committee did not meet during fiscal 2008.

     The Stock Option Committee reviews and recommends to the Board of Directors remuneration arrangements and compensation plans for the Company’s officers and key employees, administers the Company’s stock option and appreciation plans and determines the officers and key employees who are to be granted equity based incentive compensation awards under such plans. The current members of the Stock Option Committee are Bernard H. Tenenbaum, Henry M. Chidgey and Thomas E. Zanecchia, none of whom is, or has ever been, an officer or employee of the Company and all of whom are “independent” in terms of the NASDAQ governance standards. The Stock Option Committee did not meet during fiscal 2008.

     The Compensation Committee is responsible for reviewing and approving for the Chief Executive Officer and other executives of the Company annual base salary, and for determining director compensation and benefit programs (other than those programs administered by the Stock Option Committee). The full Board of Directors reviews and approves the recommendations of the Compensation Committee for the annual base salary of the Chief Executive Officer and Chairman of the Board. The current members of the Compensation Committee are Sy Syms and Marcy Syms. The Compensation Committee did not meet during fiscal 2008.

     The Nominating & Corporate Governance Committee seeks to, among other matters, find qualified individuals to serve as directors of the Company. The current members of the Nominating & Corporate Governance Committee are Marcy Syms and Sy Syms. The Nominating & Corporate Governance Committee did not meet during fiscal 2008.

     By virtue of the beneficial ownership of the Company’s common stock by Sy Syms and Marcy Syms, the Company is a “controlled company” (as defined in the NASDAQ governance standards). As a result, the Company is not required to constitute the Nominating & Corporate Governance Committee, the Compensation Committee or the Stock Option Committee solely with independent directors. The Company also is not required to have a majority of independent persons on its Board, although it does so.

     Minimum Qualifications: The Company does not set specific criteria for directors except to the extent required to meet applicable legal, regulatory and stock exchange requirements, including, but not limited to, the independence requirements of NASDAQ and the SEC, as applicable. Nominees for director will be selected on the basis of outstanding achievement in their personal careers; board experience; wisdom; integrity; ability to make independent, analytical inquiries; understanding of the business environment; the ability to represent fairly all shareholders without advocating for any particular shareholder constituency; the absence of a conflict of interest, and the willingness to devote adequate time to Board of Directors duties. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Nominating & Corporate Governance Committee believes that each director should have a basic understanding of (i) principal operational and financial objectives and plans and strategies of the Company, (ii) results of operations and financial condition of the Company and of any significant subsidiaries or business segments, (iii) the need for adopting and implementing internal controls, and (iv) the relative standing of the Company and its business segments in relation to its competitors.

     Nominating Process: The following paragraphs describe the processes that the Nominating & Corporate Governance Committee will take should it be necessary to fill vacancies or should the Board decide to expand its size.

     The Nominating & Corporate Governance Committee is willing to consider candidates submitted by a variety of sources (including incumbent directors, shareholders, Company management and third party search firms) when reviewing candidates to fill vacancies and/or expand the Board of Directors. If a vacancy arises or the Board of Directors decides to expand its membership, the Nominating & Corporate Governance Committee will ask each director to submit a list of potential candidates for consideration. The Nominating & Corporate Governance Committee will then evaluate each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. At that time, the Nominating & Corporate Governance Committee also will consider potential nominees submitted by shareholders in accordance with the procedures adopted by the Board of Directors, by the Company’s management and, if the Nominating & Corporate Governance Committee deems it appropriate, by an independent third party search firm retained to provide potential candidates. The Nominating & Corporate Governance Committee seeks to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder nominees on the same basis as those submitted by Board of Directors members, Company management, third party search firms or other sources.

     After completing this process, the Nominating & Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the Nominating & Corporate Governance Committee will rank them by order of preference, depending on their respective qualifications and the Company’s needs. The Nominating & Corporate Governance Committee will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with the Nominating & Corporate Governance Committee. All such interviews are held in person, and include only the candidate and the Nominating & Corporate Governance Committee members. Based upon interview results and appropriate background checks, the Nominating & Corporate Governance Committee then decides whether it will recommend the candidate’s nomination to the full Board of Directors.

     When nominating an incumbent director for re-election at an annual meeting, if asked by the Board, the Nominating & Corporate Governance Committee will consider the director’s performance on the Board of Directors and the director’s qualifications in respect of the criteria referred to above.

     Consideration of Shareholder Nominated Directors: The Nominating & Corporate Governance Committee will consider candidates for the Board of Directors submitted by shareholders in a timely manner in accordance with our by-laws and applicable securities laws. Any shareholder wishing to submit a candidate for consideration should submit a notice in accordance with the procedures set forth under the caption “Shareholder Nominations and Proposals”.

Corporate Governance

     Corporate Governance Guidelines and Code of Business Conduct and Ethics: The Board of Directors has adopted Corporate Governance Guidelines. The Board of Directors has also adopted a Code of Business Conduct and Ethics. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on the Company's website at www.syms.com. A copy of the Corporate Governance Guidelines and a copy of the Code of Business Conduct and Ethics are available in print to any shareholder who submits a written request for such copies to the Company's Secretary at Syms Corp, One Syms Way, Secaucus, New Jersey 07094.

     Code of Ethics for Senior Financial Officers: The Board of Directors has adopted a Code of Ethics applicable to the Company's Chief Executive Officer, Chief Financial Officer and Controller, which is available on the Company's website at www.syms.com. A copy of the Code of Ethics for Senior Financial Officers is available in print to any shareholder who submits a written request for such Code of Ethics to the Company's Secretary at Syms Corp, One Syms Way, Secaucus, New Jersey 07094.

     Non-Management Directors: Non-management directors meet in executive sessions at least twice a year and, if the group of non-management directors includes any director who is not “independent,” the independent directors meet at least twice a year in an executive session of only independent directors. The independent directors select the presiding director. Bernard H. Tenenbaum was appointed the presiding director for all non-management meetings. As appropriate, some of the executive sessions of the non-management directors may be with the Chief Executive Officer and others and will be conducted outside the presence of the Chief Executive Officer and any other management officials.

     Communications between Shareholders and the Board of Directors: Shareholders and other interested persons seeking to communicate with the Board of Directors should submit any communications in writing to the Company’s Secretary at Syms Corp, One Syms Way, Secaucus, New Jersey 07094. Any such communication must state the number of shares beneficially owned by the shareholder making the communication. The Company’s Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed.

     Attendance at Annual Meetings: All Directors are expected to attend the fiscal 2008 Annual Meeting in person and be available to address questions or concerns raised by shareholders. All Directors attended the fiscal 2007 annual meeting of shareholders.

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who is not an officer or employee of the Company receives a director’s fee, presently established at the rate of $3,500 per meeting for attending regular or special meetings of the Board of Directors. Additionally, each committee member of the Board of Directors receives $1,000 for any committee meeting attended by such member, together with travel expenses related to such attendance. Directors who are officers or employees of the Company do not receive any additional compensation by reason of their service as directors.

     The following table sets forth certain information regarding the compensation we paid to each individual who served as a director of the Company during fiscal 2008, other than Sy Syms and Marcy Syms. See the “Summary Compensation Table” below for information pertaining to compensation paid to Sy Syms and Marcy Syms.

Name	Fees Paid ($)	Option Awardss	Total ($)

Bernard H. Tenenbaum	22,224	-	22,224
Henry M. Chidgey	19,816	-	19,816
Thomas E. Zanecchia	19,000	-	19,000

EXECUTIVE OFFICERS

     The Company’s executive officers, as well as additional information with respect to such persons, are set forth below:

Name	Age	Position

Sy Syms	83	Chairman of the Board and Director
Marcy Syms	58	Chief Executive Officer, President and Director
Philip A. Piscopo	57	Vice President, Chief Financial Officer, and Secretary
Gary Roberts	52	Senior Vice President, Operations
Myra Butensky	49	Vice President, Men’s Tailored Clothing
James Donato	52	Vice President, Operations
Elyse Marks	55	Vice President, Information Technology
John Tyzbir	54	Vice President, Human Resources
Mary A. Mann	58	Vice President, Ladies
Karen Day	50	Vice President, Children’s

     Information with respect to executive officers of the Company who also are Directors is set forth on page two of this Proxy Statement under “Election of Directors.”

     PHILIP A. PISCOPO has been Vice President and Chief Financial Officer of the Company since February 2008 and Secretary of the Company since April 2008. From 2003 to 2008 Mr. Piscopo was Senior Vice President and Chief Financial Officer of Vitaquest International LLC (a manufacturer and distributor of vitamins and supplements). From 2001 to 2003 Mr. Piscopo was Vice President and General Manager with Nissho Iwai American Corporation and from 1989 to 2001 Mr. Piscopo was Executive Vice President & CFO for Neuman Health Services, Inc. In addition, Mr. Piscopo has held a number of other executive positions and began his career with Touche Ross & Co. (now Deloitte & Touche) in New York and is a Certified Public Accountant.

     GARY ROBERTS joined the Company in 2007 as Director of Logistics and was appointed Senior Vice President of Operations in June, 2008. Immediately prior to joining Syms, Mr. Roberts was the General Manager at Levitz Furniture (a retailer of home furnishings) during 2007. Prior thereto, he was General Manager for Logistics at both Toys R Us and Kids R Us and held various other managerial posts for these retailers during his tenure. Prior thereto, he held a variety of managerial and executive positions in logistics and operations for Gimbels.

     MYRA BUTENSKY has been Vice President, Divisional Merchandise Manager, Men’s Tailored Clothing of the Company since January 1999. From May 1998 to January 1999, Ms. Butensky was Divisional Merchandise Manager, Ladies, of the Company. From June 1991 to April 1998, Ms. Butensky was a ladies clothing buyer. Prior to joining the Company in 1991, Ms. Butensky was a buyer with Popular Trading Club, Inc. and also spent 10 years with Macy’s in a number of buying positions.

     JAMES DONATO has been Vice President, Operations, of the Company since April 2001. From November 1997 to March 2001 he was Director of Store Planning of the Company. Prior to November 1997, Mr. Donato was in store management as a District Manager and Store Manager of the Company.

     ELYSE MARKS has been Vice President, IT, of the Company since April 2001. From November 1999 to March 2001, Ms. Marks was Director of MIS of the Company. Prior to November 1999, Ms. Marks was manager of MIS and store systems of the Company. From 1983 to 1987, she was also involved in store management for the Company.

     JOHN TYZBIR has been Vice President, Human Resources, of the Company since April 1999. From October 1997 to April 1999, Mr. Tyzbir was Director of Human Resources of the Company. From January 1995 to October 1997, Mr. Tyzbir was Director of Human Resources of Zallie Supermarkets Corp. From June 1991 to January 1995, Mr. Tyzbir was Director of Human Resources and Planning of Carson Pirie Scott Inc.

     MARY MANN has been Vice President, Ladies, of the Company since April 2007. From 2005 to 2007 she was Merchandise Manager of A & E stores (a women’s clothing retailer). From 2001 to 2004 she was merchandise manager of the Company. Prior to 2001, Ms. Mann was Assistant Vice President of Dress Barn for 10 years.

     KAREN DAY has been Vice President, Children’s, since April 2007. From October 2003 to March 2007, Ms. Day was Divisional Merchandise Manager, Children’s. From July 1996 to October 2003, Ms. Day held buying positions in children’s and ladies clothing in the Company. Prior to joining the Company, Ms. Day has held merchandising positions in Kidco, The Children’s Place and Abraham and Strauss.

     The Company’s officers are elected annually by the Board of Directors and hold office at the discretion of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of July 2, 2009 except as otherwise set forth in the notes below for:

  each director;

  each executive officer named in the summary compensation table;

  each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially more than 5% of our common stock; and

  all directors and executive officers as a group.

     Each person named in the table has sole voting and investment power with respect to all shares of Common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table.

	Amount and Nature of		Percent
	Beneficial Ownership		of
Name and Address of Beneficial Owner	of Common Stock		Class

Sy Syms	150,196	(1) (2)	1.0%
One Syms Way, Secaucus, NJ 07094

Marcy Syms	8,105,490	(1) (3)	55.2%
One Syms Way, Secaucus, NJ 07094

Franklin Advisory Services, LLC	1,430,000	(4)	9.8%
777 Mariner’s Island Blvd.
San Mateo, CA 94404

Dimensional Fund Advisors, Inc.	1,192,959	(5)	8.2%
6300 Bee Cave Road
Austin, TX 78746

Bernard H. Tenenbaum	100		*
One Syms Way, Secaucus, NJ 07094

All directors and executive officers as a group
(13 persons).	8,105,590	(6)	55.2%

(1) As reported in a beneficial ownership report filed with the SEC on Form 4 on July 28, 2008, the ownership of shares of Company common stock beneficially owned by Sy Syms and Marcy Syms was reorganized on July 28, 2008. On that date, the Sy Syms Revocable Living Trust, dated March 17, 1989 (the "Sy Syms Trust"), contributed 5,896,087 shares of Company common stock to The Cortlandt Enterprises Limited Liability Partnership (the "Partnership"). In consideration for such contribution, the Partnership issued its sole limited partnership interest to the Sy Syms Trust. The Sy Syms Trust subsequently sold its limited partnership interest in the Partnership to the Syms Family Irrevocable Trust (the "Syms Family Trust") in exchange for a promissory note. Marcy Syms is the sole shareholder, president and sole director of Our Best Customer, Inc. ("Best Customer"), the corporate general partner of the Partnership. As the controlling shareholder of Best Customer, Marcy Syms has the sole power to vote and dispose of the shares of Company common stock owned by the Partnership and thus is deemed to be the beneficial owner of the shares of Company common stock owned by the Partnership. Marcy Syms is also a trustee and the beneficiary of the Syms Family Trust, which is the sole limited partner of the Partnership.

     (2) Represents the remaining shares of Company common stock held in the Sy Syms Trust after the above-mentioned transfer of 5,896,087 shares to the Partnership. Sy Syms retains the sole voting power with respect to such 150,196 shares and the right to revoke the Sy Syms Revocable Living Trust at any time.

     (3) Represents (a) 5,896,087 shares of Company common stock held by the Partnership, (b) 946,932 shares of Company common stock owned directly by Marcy Syms, (c) 697,592 shares of Company common stock held in the Laura Merns Living Trust, dated February 14, 2003 (the "Merns Trust"), (d) 317,183 shares of Company common stock held in the Marcy Syms Revocable Living Trust, dated January 12, 1990, as amended (the "Marcy Syms Trust") and (e) fully vested options entitling Marcy Syms to purchase 97,500 shares of Company common stock. Marcy Syms is the sole Trustee of the Merns Trust; she disclaims beneficial ownership of the shares owned by the Merns Trust except to the extent of her pecuniary interest in the Merns Trust. Marcy Syms retains the sole voting power with respect to the 317,183 shares of Company common stock held by the Marcy Syms Trust and the right to revoke the Marcy Syms Revocable Living Trust at any time.

     (4) Franklin Advisors, Inc.. ("Franklin") has sole voting and dispositive power with respect to 1,430,000 shares. This information is based upon a Schedule 13F publicly filed by Franklin in March 2009.

     (5) Dimensional Fund Advisors, Inc. ("Dimensional") has sole voting and dispositive power with respect to 1,192,959 shares. This information is based upon a Schedule 13F publicly filed by Dimensional in March 2009.

     (6) Of the directors, Messrs. Chidgey and Zanecchia do not beneficially own any shares of Company common stock. Of the executive officers named in the summary compensation table, Messrs. Piscopo and Roberts and Ms. Butensky do not beneficially own any shares of Company common stock.

     * Less than one percent

Of the directors, Messrs. Chidgey and Zanecchia do not beneficially own any shares of common stock. Of the executive officers named in the summary compensation table, Messrs. Piscopo and Roberts, Ms. Butensky and Ms. Mann do not beneficially own any shares of common stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy: The Company’s compensation program is designed to integrate compensation with the achievement of the Company’s business objectives and to ensure that total compensation paid to executive officers and key employees is fair, reasonable and competitive. The Company has structured its executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals. This philosophy also includes aligning and rewarding management for increasing shareholder value. The Company’s compensation levels and individual programs are assessed against a number of benchmarks including pay levels of other retail and vendor organizations and information from published surveys of the retail and general industry.

The Compensation Committee, through its executive compensation policy, strives to provide compensation rewards based upon corporate and individual performance. It seeks to maintain a relatively simple compensation program in order to avoid the administrative costs which the Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Compensation Committee’s members are: Sy Syms and Marcy Syms.

The Company does not have employment agreements with any of its executive officers or key employees.

Base Salary: The base salary for the Company personnel is intended to provide competitive remuneration for services provided to the Company over a one-year period and is designed to compensate an individual for his or her level of responsibility and performance.

Bonus: Bonuses may be awarded based upon individual performance as measured against individual goals and objectives, combined with the Company’s attainment of corporate goals and objectives. No bonuses were awarded to officers during fiscal 2008.

Long-Term Incentive: The Stock Option Committee of the Board of Directors has the responsibility of administering the Company’s stock option plans and is, therefore, responsible for authorizing all grants of options. The Stock Option Committee is comprised entirely of non-employee directors that have no direct or indirect material interest in, or relations with, the Company outside of their position as a Director. The Stock Option Committee currently consists of the following members of the Company’s Board of Directors: Bernard H. Tenenbaum, Henry M. Chidgey and Thomas E. Zanecchia.

Stock Option Plans: The Company’s Amended and Restated Stock Option and Appreciation Plan (the “Stock Option Plan”) allows for the granting of incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986 (as amended), non-qualified stock options and stock appreciation rights. The plan requires that incentive stock options be granted at an exercise price not less than the fair market value of the Company’s common stock on the date the option is granted. The exercise price of the option for holders of more than 10% of the voting rights of the Company must be not less than 110% of the fair market value of the Common Stock on the date of grant. Non-qualified options and stock appreciation rights may be granted at any exercise price, subject to limitations imposed pursuant to Section 409A of the Internal Revenue Code which penalizes employees who receive options and stock appreciation rights granted at a price below the then current fair market value. The Company has reserved 1,500,000 shares of common stock for issuance thereunder. No option or stock appreciation rights may be granted under the Stock Option Plan after July 28, 2013. The maximum exercise period for any option or stock appreciation right under the plan is ten years from the date the option is granted (five years for any optionee who holds more than 10% of the voting rights of the Company).

In 2005, the Company adopted the 2005 Stock Option Plan (the "2005 Plan"). The 2005 Plan permits the grant of options, share appreciation rights, restricted shares, restricted share units, performance units, performance shares, cash-based awards and other share-based awards. Key employees, non-employee directors, and third party service providers of the Company who are selected by a committee designated by the Board of Directors of the Company are eligible to participate in the 2005 Plan. The maximum number of shares issuable under the 2005 Plan is 850,000, subject to certain adjustments in the event of changes to the Company’s capital structure.

The 2005 Plan requires that incentive stock options be granted at an exercise price not less than the fair market value of the Company’s common stock on the date the option is granted. The exercise price of such options for holders of more than 10% of the voting stock of the Company must be not less than 110% of the fair market value of the Company’s common stock on the date of grant. The exercise price of non-qualified options and stock appreciation rights must not be less than fair market value.

The maximum exercise period for any option or stock appreciation right under the 2005 Plan is ten years from the date the option is granted (five years for any incentive stock options issued to a person who holds more than 10% of the voting stock of the Company).

The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model. Expected volatility is based on the historical volatility of the price of the Company’s stock. The risk-free interest rate is based on U.S. Treasury issues with a term equal to the expected life of the option. The Company uses historical data to estimate expected dividend yield, expected life and forfeiture rates. There were no options granted during fiscal 2008, and all options previously issued are fully vested.

SUMMARY COMPENSATION TABLE FOR FISCAL 2008, 2007 and 2006

The following table sets forth compensation earned during fiscal 2008, 2007 and 2006 by the Company’s Chief Executive Officer, Chief Financial Officer and by the three other most highly paid executive officers whose total compensation for fiscal 2008 exceeded $100,000:

					All Other	Total
Name and	Fiscal		Option		Compen-	Compen-
Principal Position	Year	Salary	Awards	Bonus	sation (1)	sation ($)

Sy Syms	2008	$411,545	-	-	-	$411,545
Chairman of the Board of Directors	2007	603,835	-	-	8,975	612,810
	2006	624,988	-	-	4,317	629,305

Marcy Syms	2008	$642,033	-	-	-	$642,033
Chief Executive Officer	2007	647,010	-	-	8,975	655,985
	2006	637,010	-	-	4,317	641,327

Philip A. Piscopo (2)	2008	$235,040	-	-	-	$235,040
Chief Financial Officer	2007	13,560	-	-	-	13,560

Gary Roberts (3)	2008	$212,892	-	-	-	$212,892
Senior Vice President, Operations	2007	57,700	-	-	-	57,700

Myra Butensky	2008	$204,876	-	-	-	$204,876
Vice President - Men’s Clothing	2007	204,788	-	-	8,085	212,873
	2006	197,133	-	-	3,737	200,870

(1)	Amounts in this column represent the Company’s contribution under the Company’s profit sharing plan.

(2)	Mr. Piscopo joined the Company effective February, 2008.

(3)	Mr. Roberts joined the Company effective October, 2007

Outstanding Equity Awards at Fiscal Year-End

The following table provides information for each of the executive officers named in the Summary Compensation Table with respect to stock option awards outstanding at February 28, 2009. At that date, such executive officers did not hold any other equity awards.

	Number of securities	Number of securities
	underlying unexercised	underlying unexercised
	options at	options at	Option	Option
	February 28, 2009	February 28, 2009	Exercise	Expiration
Name	(Exercisable)	(Unexercisable)	Price	Date
Sy Syms	-	-	-	-
Marcy Syms	97,500	-	$15.01	7/21/2015
Philip A. Piscopo	-	-	-	-
Gary Roberts	-	-	-	-

Myra Butensky	-	-	-	-

(1) No SARs are held by the named individuals.

Option Exercises During the
Fiscal Year Ended February 28, 2009

     The following table provides information concerning the exercise of stock options during fiscal 2008 by each of the executive officers named in the Summary Compensation Table. None of these executive officers own any shares of restricted stock, restricted stock units or similar instruments that vested during fiscal 2008.

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
	(#)	($)
Sy Syms	--	--
Marcy Syms	215,837	$679,394(A)
Philip A. Piscopo	--	--
Gary Roberts	--	--
Myra Butensky	--	--

(A) Represents (x) the difference between the market price of the Company's common stock on the date of exercise and the exercise price of the stock options exercised, multiplied by (y) the number of shares covered by such stock options. Marcy Syms acquired such shares by delivering to the Company an aggregate of 163,293 shares of the Company’s common stock having an aggregate market value equal to the aggregate exercise price of such options. Immediately thereafter, Marcy Syms sold to the Company 52,544 shares of common stock (representing the difference between the number of shares covered by her exercised options and the number of shares tendered by her) for $679,394, or $12.93 per share (representing the closing sale price of a share of the Company’s common stock on NASDAQ on the day prior to the date of sale).

Retirement Benefits

Each of the Company’s executive officers who were employed prior to December 31, 2006 is entitled to participate in the Syms Corp Defined Benefit Plan on the same basis as all other eligible executives. This plan was frozen and no additional benefits will accrue, effective December 31, 2006.

Each of the Company’s executive officers is entitled to participate in the Company’s defined contribution 401K Plan on the same basis as all other eligible employees. In addition, the Company also has a Profit Sharing Plan to which the Company makes a discretionary contribution based on its performance. All non-union employees can participate in this plan once they become eligible. Amounts contributed to the accounts of the executive officers named in the Summary Compensation Table are set forth in that Table.

PENSION PLAN

The following table sets forth the estimated annual benefits payable on retirement to persons in specified remuneration and years of participation classifications under the Company’s defined benefit pension plan (the "Pension Plan") for employees not covered under collective bargaining agreements:

Highest Five	15	20	25	30	35
Year Average	Years of	Years of	Years of	Years of	Years of
Compensation	Participation	Participation	Participation	Participation	Participation
$50,000	$5,700	$7,600	$9,500	$9,500	$9,500
75,000	8,550	11,400	14,250	14,250	14,250
100,000	11,400	15,200	19,000	19,000	19,000
125,000	14,250	19,000	23,750	23,750	23,750
150,000	17,100	22,800	28,500	28,500	28,500
175,000	19,950	26,600	33,250	33,250	33,250
200,000	22,800	30,400	38,000	38,000	38,000

     A Pension Plan’s participant’s interest vests over a seven year period commencing in the third year at the rate of 20% after completing three years of employment and 20% for each year thereafter, and is 100% vested after the completion of seven years of service. Benefit payments are made in the form of one of five annuity payment options elected by the participant. Amounts in the table are based on a straight life annuity. For the executive officers named in the Summary Compensation Table, compensation for purposes of the Pension Plan generally corresponds to the amounts shown in the "Salary" column of the Summary Compensation Table.

     Currently no more than $200,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Pension Plan. Executive officers in the Summary Compensation Table were credited with the following years of service at December 31, 2008: Sy Syms, 33 or more years; Marcy Syms, 30 or more years; Myra Butensky 4 or more years; Philip A. Piscopo and Gary Roberts, no years. Benefits under the Pension Plan are not subject to any deduction for social security or other offset amount. The annual retirement benefit is reduced pro rata if the employee has completed less than fifteen years of service. Effective December 31, 1994, the Pension Plan was amended to change the pro rata reduction to be based on 25 years of participation. A participant is entitled to be paid his benefits upon their retirement at age 65. If a participant has completed at least 15 years of service (s)he may retire upon reaching age 55 but the benefits (s)he receives will be actuarially reduced to reflect the longer period during which (s)he will receive a benefit. A participant who leaves the Company for any reason other than death, disability or retirement will be entitled to receive the vested portion of their benefit payable over different periods of time depending on the aggregate amount vested and payment option elected.

     The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information regarding the benefits payable under the Pension Plan, which represents the only plan of the Company that provides for payments or other benefits at, following, or in connection with an officer’s retirement. In accordance with the SEC’s rules, the following table does not provide information regarding tax-qualified defined contribution plans or nonqualified defined contribution plans.

2008 Pension Benefit

		No. of years	Present Value of	Change in Pension
Name	Plan Name	credit service	Accrued Benefits ($)	Value 2008 vs 2007 ($)

Sy Syms	(1)	33	749,323	(34,205)
Marcy Syms	(1)	30	171,131	11,592
Philip A. Piscopo	(1)	2	-	-
Gary Roberts	(1)	2	-	-
Myra Butensky	(1)	5	52,930	3,405

(1) Syms Corp Defined Benefit Plan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Sy Syms and Marcy Syms serve as members of the Compensation Committee and Bernard Tenenbaum, Henry Chidgey and Thomas Zanecchia serve as members of the Stock Option Committee. Sy Syms is Chairman of the Board of Directors of the Company and Marcy Syms is the Company’s Chief Executive Officer and President. Other than as set forth in this Proxy Statement with respect to the repurchase of shares of the Company’s common stock from Marcy Syms, no member of the Compensation Committee or Stock Option Committee had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee, through its executive compensation policy, strives to provide compensation rewards based upon both corporate and individual performance while maintaining a relatively simple compensation program in order to avoid the administrative costs which the Compensation Committee believes are inherent in multiple complex compensation plans and agreements. The Stock Option Committee, which is comprised solely of independent directors, administers the issuances of equity-based compensation arrangements under the Company’s stock incentive compensation plans.

     The determination of compensation ranges for executive officers reflects a review of salaries and bonuses for executive officers holding similar positions in retailers of relatively comparable size and orientation. However, in making compensation decisions, the Compensation Committee remains cognizant of the Board of Directors’ responsibility to enhance shareholder value. The Compensation Committee utilizes cash bonuses, when it feels a bonus is merited, based on factors such as an executive’s individual performance and the Company’s performance relative to its past performance and the performance of competitors. The Company has available a long-term incentive for executives to both remain in the employ of the Company and to strive to maximize shareholder value through the Company’s option plans, which align the interests of executives with those of shareholders.

     Determination of Marcy Syms’ compensation as the Company’s Chief Executive Officer for fiscal 2008 reflects the Company’s performance and a comparison with chief executive officer compensation of the Company’s competitors, but also reflects recognition of Ms. Syms unique, ongoing contribution to the growth, success and viability of the Company.

     It is the responsibility of the Compensation Committee to address the issues raised by the tax laws which make certain non-performance-based compensation to executives of public companies in excess of $1,000,000 non-deductible to the Company. In this regard, the Compensation Committee must determine whether any actions with respect to this limit should be taken by the Company. At this time, it is not anticipated that any executive officer will receive any compensation in excess of this limit. Therefore, the Compensation Committee has not taken any action to comply with the limit.

     The Compensation Committee and the Stock Option Committee have reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on their review and discussions with management, the committees recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s fiscal 2008 proxy statement. This report is provided by the following directors, who comprise the Compensation Committee and the Stock Option Committee:

COMPENSATION COMMITTEE
Sy Syms, Chairman
Marcy Syms

STOCK OPTION COMMITTEE
(solely with respect to the description of equity-
based compensation)
Bernard H. Tenenbaum
Henry M. Chidgey
Thomas E. Zanecchia

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 and 5), of Common Stock of the Company with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such forms they file.

     To the Company’s knowledge, based solely on its review of the copies of such forms received by it, all filing requirements applicable to its executive officers, directors, and greater than 10% shareholders were met during fiscal 2008.

AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and the independent registered public accountants. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (Communication with Audit Committees). In addition, the Audit Committee has received from the independent registered public accountants the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accountants whether any non-audit services performed by the independent registered public accounting firm impaired the independence of the firm.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2008 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Bernard H. Tenenbaum, Chairman
Henry M. Chidgey
Thomas E. Zanecchia

RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Proposal 2

     The Board of Directors has selected BDO Seidman, LLP (“BDO”) as the independent registered public accounting firm for the Company for the fiscal year ending February 27, 2010 and recommends that shareholders approve such appointment. The affirmative vote of a majority of the votes cast at the meeting is necessary for the approval of auditors.

     BDO has audited the financial statements of the Company for more than the past five years. A representative of BDO is expected to be present at the meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     The following is a summary of the fees for professional services rendered by BDO which were billed to us for the past two fiscal years:

	Fiscal year ended
Fee category	February 28, 2009	March 1, 2008
Audit fees	$383,000	$367,000
Audit-related fees	46,000	41,000
Total fees	$429,000	$408,000

     Audit Fees: Audit fees represent fees for professional services performed by BDO for the audit of our annual financial statements, audit of internal controls and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

     Audit Related Fees: Audit-related fees represent fees for assurance and related services performed by BDO that are reasonably related to the performance of the audit or review of our financial statements. These fees were for employee benefit related services in each of the past two fiscal years.

     All other fees: BDO did not perform any services other than the services described above for fiscal 2008 or fiscal 2007.

     Pre-approval Policies and Procedures: The Audit Committee Charter adopted by the Board of Directors of the Company requires that, among other things, the Audit Committee must pre-approve all audit and permissible non-audit services rendered by the independent registered accounting firm. These services may include audit services, audit-related services, tax services and other services, including services relating to compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All services were pre-approved by the Audit Committee.

     The Company and the Audit Committee have considered whether other non-audit services by BDO are compatible with maintaining the independence of BDO in its audit of the Company.

     For purposes of determining whether to select BDO as the independent registered public accounting firm to perform the audit of our financial statements and our internal control over financial reporting for fiscal 2008, the Audit Committee conducted a thorough review of BDO’s performance. The committee considered:

  BDO’s historical and recent performance on the Company’s audit, including the quality of the engagement team and the firm’s experience, client service, responsiveness and technical expertise;

  The firm’s leadership, management structure, client and employee retention and compliance and ethics programs;

  The record of the firm against comparable accounting firms in various matters, such as regulatory, litigation and accounting matters;

  The appropriateness of fees charged; and

  The firm’s familiarity with Syms accounting policies and practices and internal control over financial reporting;

     In the course of assisting the audit committee in its review, Company representatives interviewed management of BDO with respect to certain of the matters listed above. BDO was our independent auditor for the year ended February 28, 2009. The firm is a registered public accounting firm.

     Although ratification is not required by our Bylaws or otherwise, the Board considers the selection of the independent registered accounting firm to be an important matter of shareholder concern and is submitting the selection of BDO Seidman, LLP to our shareholders for ratification as a matter of good corporate practice.

     The Board of Directors recommends that the shareholders vote FOR ratification of the appointment of BDO Seidman, LLP. Executed proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated.

OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting, except those set forth in the notice thereof and a proposal that may be made by a shareholder relating to an amendment to our bylaws allowing certain shareholders to designate an observer to our Board of Directors. The persons named in the accompanying form of proxy have discretionary authority in voting any proxies submitted to the Company in connection with such proposal, and intend to exercise such discretion to vote against such proposal if it is presented at the Annual Meeting. If other business is properly presented for consideration at the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies therein in accordance with their best judgment on such matters.

SHAREHOLDER NOMINATIONS AND PROPOSALS

     Nominations to Board of Directors: Any shareholder who wants to nominate a candidate for election to the Board of Directors must deliver timely notice to our Secretary at our principal executive offices, located at One Syms Way, Secaucus, New Jersey 07094. In order to be timely, the notice must be delivered in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, although if we did not hold an annual meeting during the immediately preceding calendar year or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

  in the case of a special meeting of shareholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

Accordingly, any person who desires to nominate a candidate for director at our fiscal 2009 annual meeting should provide the information required not later than April 6, 2010. The shareholder’s notice to the Secretary must set forth:

  As to each person whom the shareholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of our common stock that are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the SEC thereunder; and

  As to the shareholder giving the notice (a) his name, age and record address, (b) the number of shares of the Company’s common stock which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (d) a representation by him that he is a holder of record of our common stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the SEC thereunder.

     The notice delivered by the shareholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The shareholder must be a shareholder of record on the date on which he gives the notice described above and on the record date for the determination of shareholders entitled to vote at the meeting.

     Other proposals: In order to bring other business before an annual meeting, a shareholder must give timely notice of such proposal in writing to the Corporate Secretary at the Corporation's principal executive offices located at One Syms Way, Secaucus, New Jersey 07094 and such business must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice must be delivered to such address not less than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that an annual meeting was not conducted during the immediately preceding calendar year or in the event that the Board of Directors sets as a date for the annual meeting a date which is not within 30 days before or after such anniversary date, notice by the shareholder (in order to be timely) must be so delivered within a reasonable time prior to the date on which the Corporation begins to print its proxy solicitation materials. Such shareholder’s notice must set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business that such shareholder may have and the beneficial owner, if any, on whose behalf the proposal is made.

     In accordance with SEC rules, the proxy holders named in the form of proxy provided by the Board of Directors will be entitled to use their discretionary voting authority with respect to any shareholder proposal raised at the 2010 annual meeting which is not presented to the Company on or before April 6, 2010 in accordance with the standards set forth above.

If a shareholder intends to present a proposal at our 2010 annual meeting of shareholders and desires to have that proposal included in the proxy statement and form of proxy relating to that meeting, the proposal must be received by the Company at our principal executive offices not later than March 4, 2010 and must comply with the proxy solicitation rules of the SEC.

ANNUAL REPORT TO SHAREHOLDERS

     The Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2009 (fiscal 2008), including financial statements, is being mailed to shareholders of the Company with this Proxy Statement. The Annual Report does not constitute a part of the Proxy Solicitation materials. Shareholders may, without charge, obtain copies, excluding certain exhibits, of the Company’s Annual Report on Form 10-K filed with the SEC. Requests for this Report should be addressed to Investor Relations, Syms Corp, One Syms Way, Secaucus, New Jersey 07094. Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

By Order of the Board of Directors

Philip A. Piscopo
Vice President
Chief Financial Officer and Secretary
July 2, 2009

SYMS CORP

Annual Meeting of Shareholders – August 4, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Syms Corp, a New Jersey corporation (the “Company”), hereby appoints Sy Syms and Marcy Syms, and each of them with full power to act without the other, as proxy for the undersigned, with full power of substitution, to vote and otherwise represent all shares of common stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company (receipt of a copy of the Notice of such meeting, and Proxy Statement being acknowledged) on August 4, 2009 at 10:30 a.m., at the offices of Syms Corp, One Syms Way, Secaucus, New Jersey 07094, upon the following matters and upon such other business as may properly come before the meeting and any and all adjournment(s) or postponement(s) thereof, with the same effect as if the undersigned were present and voting such shares. The undersigned hereby revokes any proxy previously given with respect to such shares.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE BOARD OF DIRECTORS’ NOMINEES AND “FOR” PROPOSAL 2. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

SYMS CORP

August 4, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.syms.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â	Please detach along perforated line and mail in the envelope provided.	â

20530000000000000000 7	080409

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of the following persons as Directors of the Company to serve for the respective terms set forth in the accompanying Proxy Statement:

NOMINEES:
☐	FOR ALL NOMINEES	¡	Sy Syms
		¡	Marcy Syms
☐	WITHHOLD AUTHORITY	¡	Henry M. Chidgey
	FOR ALL NOMINEES	¡	Bernard H. Tenenbaum
		¡	Thomas E. Zanecchia
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending February 27, 2010.	☐	☐	☐

3.	In their discretion with respect to any other matter that may properly come before the meeting or any and all adjournment(s) or postponement(s) thereof.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.